SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as
                  permitted by Rule 14a-6(e)(2)
         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                  14(a)-12


                       Lone Star Steakhouse & Saloon, Inc.
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                  (Name of Registrant as Specified in Charter)



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      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:



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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



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         (2)      Form, Schedule or Registration Statement no.:


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         (3)      Filing Party:


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         (4)      Date Filed:


                                       -2-
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                       LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                    SUITE 700
                           WICHITA, KANSAS 67202-3414


May 25, 2000



Dear Fellow Stockholder:

We have previously sent you proxy material for the Annual Meeting of Lone Star Steakhouse & Saloon, Inc. to be held on June 9, 2000. Your Board of Directors recommends a vote FOR Proposals 1, 2, and 3, and AGAINST PROPOSALS 4 AND 5.

According to our latest  records,  we have not yet  received  your proxy for the
Annual  Meeting.   Please  help  your  company  avoid  the  expense  of  further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your cooperation.

Sincerely,

[signature]

Jamie B. Coulter
Chairman & Chief Executive Officer


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